ACCOUNTS RECEIVABLE (Details) - Schedule of Accounts, Notes, Loans and Financing Receivable - USD ($)	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Schedule of Accounts, Notes, Loans and Financing Receivable [Abstract]
Trade receivables	$ 1,045,271	$ 1,101,279	$ 649,837
Other receivables	21,937	53,227	7,908
Elimination of unpaid deferred revenue	(627,470)	(716,495)	(525,938)
Allowance for doubtful accounts	(214,389)	(214,389)	(30,000)
Accounts Receivable, net	$ 225,349	$ 223,622	$ 101,807